Our Mission is to Develop Gene Therapies to Cure Blindness Diseases and Develop a Vaccine to Save Lives from COVID-19 NASDAQ: OCGN Corporate Deck: March 2021

2©2021 Ocugen. All Rights Reserved. Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

3©2021 Ocugen. All Rights Reserved. OCUGEN’S BREAKTHROUGH MODIFIER GENE THERAPY PLATFORM NOVEL BIOLOGIC  Potential for one product to treat many diseases & multi-factor approach (POC study results published in Nature)  OCU400 (AAV-NR2E3): Orphan medicinal product designation for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA) covering diseases caused by mutations in over 175 genes. Initiation of Phase 1/2a this year  OCU410 (AAV-RORA): Potential to treat dry age-related macular degeneration (Dry AMD) through multi-factor treatment approach – initiation of Phase 1/2 in 2022  Strategic manufacturing partnership with CanSinoBio (~$7B market cap) – sets clear path for critical manufacturing  OCU200: Targeting major retinal diseases: Diabetic Macular Edema (DME), Diabetic Retinopathy (DR), and Wet Age- Related Macular Degeneration (Wet AMD) (estimated global market size over $10B) – initiation of Phase 1/2 in 2022  Novel MoA: Potential to initially treat non-responders to anti-VEGF/ therapies (~50% of patients) Ocugen Overview COVID-19 VACCINE  COVAXIN™: Whole-virion inactivated COVID-19 vaccine candidate (with adjuvant). Licensed rights from Bharat Biotech for the US market (currently received EUA in India). Standard vaccine storage condition (2-8°C)  81% efficacy in Phase 3 Interim Analysis. Promising safety & immunogenicity demonstrated by the Phase 1/2 trials in India.  Phase 3 clinical trial enrolled 25,800 participants between 18-91 years of age, including 2,433 over the age of 60 and 4,500 with comorbidities. Phase 1/2 enrolled 755 participants 12+ years of age.  Potential coverage against multiple protein antigens of the virus and potentially applicable to broader population  Effectively neutralizes UK variant of SARS-Cov-2 reducing the possibility of mutant virus escape

4©2021 Ocugen. All Rights Reserved. Shankar Musunuri, PhD, MBA Chairman, CEO and Co-Founder Sanjay Subramanian, MBA CFO and Head of Corporate Development Vijay Tammara, PhD SVP, Regulatory & Quality Jessica Crespo, CPA Corporate Controller Arun Upadhyay, PhD VP, Head of Research & Development Mohamed Genead, MD Acting CMO and Chair of SAB Leadership Team Leadership Team Zara Gaudioso, SHRM-CP Head of Human Resources

5©2021 Ocugen. All Rights Reserved. Mohamed Genead, MD Chair Retina Scientific Advisory Board David Boyer, MD Carl D. Regillo, MD, FACS Mark Pennesi, MD, PhD Geeta Lalwani, MD Scientific Advisory Boards Vaccine Scientific Advisory Board Satish Chandran, PhD David Fajgenbaum, MD, MBA, MSc, FCPP Bruce Forrest, MD, MBA, MB, BS Catharine Pachuk, PhD Harvey Rubin, MD, PhD Susan Weiss, PhD

6©2021 Ocugen. All Rights Reserved. • 81% efficacy Phase-3 interim analysis Active Immunization to Prevent COVID-19 caused by SARS-CoV-2 • EUA in India for development partner • US EUA pathway in development (Master File Submitted) Program Indication Prevalence (US) Discovery Preclinical IND-Enabling Phase 1/2 NR2E3 Mutation - Associated Retinal Degeneration ** RHO Mutation - Associated Retinal Degeneration ** CEP290 Mutation - Associated Retinal Degeneration ** PDE6B Mutation - Associated Retinal Degeneration ** OCU410 AAV-hRORA Dry Age Related Macular Degeneration ** (Dry AMD) 500 - 600 10,400 - 12,700 2,500 - 3,000 1,800 - 2,800 9M - 10M Diabetic Macular Edema 0.75M Diabetic Retinopathy 7.7M Wet Age Related Macular Degeneration (Wet AMD) 1.1M Novel Biologic OCU200 Transferrin- Tumstatin R&D Pipeline Pre EUA Vaccine COVAXIN™ Whole-Virion Inactivated Vaccine Modifier Gene Therapy Platform OCU400 AAV-hNR2E3 Orphan US & EU* Orphan US & EU* Orphan US & EU* Orphan US & EU* Pipeline Overview ** No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment https://www.aao.org/eye-health/diseases/amd-treatment *Orphan medicinal product designation for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA)

7 COVAXIN™ Whole-Virion Inactivated COVID-19 Vaccine Licensed from Bharat Biotech (BBIL) for the US Market

8©2021 Ocugen. All Rights Reserved. COVAXIN™ - Product Profile DOSE LEVEL and REGIMEN PRESENTATION STORAGE 0.5mL per dose suspension 2 Doses: Day 0 & Day 28 2°- 8°C (Expected shelf-life ~2 Yrs.) Room temp (25ºC): 3 Months 10 doses per vial PROPOSED INDICATION TARGET POPULATION 12 Years of age and older Active Immunization to Prevent COVID- 19 caused by SARS-CoV-2 Whole virion inactivated SARS-CoV-2 (NIV-2020-770) Antigen concentration & Adjuvant: 6μg + Algel–IMDG(TLR7/8)

9©2021 Ocugen. All Rights Reserved. Why COVAXIN™ Designed to fill a significant unmet need in our national arsenal of vaccines against COVID-19  COVAXIN™ elicits broad spectrum immune response 98.3% Seroconversion • Both humoral & cellular responses generated against multiple viral proteins • Effectively neutralizes UK variant of SARS-Cov-2 reducing the possibility of mutant virus escape  COVAXIN™ is easy to stockpile, store, and distribute • Standard vaccine storage conditions (2-8°C). 3-month stability at room temperature  COVAXIN™ is based on a proven technology platform (inactivated virus) • Proven technology platform and supply chain currently used for several licensed vaccines (Influenza, Polio, Rabies, JEV etc.) • Technology platform historically demonstrated acceptable safety and efficacy in children and adults • Phase 2 clinical studies covered pediatric population (12+)  COVAXIN™ formulation induces a Th1 response (cell-mediated immunity) 81% Efficacy Demonstrated in the Interim Analysis of the Phase 3 Study

10©2021 Ocugen. All Rights Reserved. Spike (S) Nucleocapsid (N) Membrane (M) Small membrane Protein (E) COVAXIN™ Presents Multiple Protein Targets to the Immune System Resulting in Broad Spectrum Response Spike (S) COVAXIN™ mRNA and Adenovirus-Based Vaccines COVAXIN™, an adjuvanted inactivated virus vaccine candidate, elicited strong IgG responses against spike (S1) protein, receptor-binding domain (RBD), and the nucleocapsid (N) protein of SARS-CoV-2 along with strong cellular responses

11©2021 Ocugen. All Rights Reserved. COVAXIN™ is Distinct Amongst Leading COVID-19 Vaccines and Select Vaccine Candidates in the United States Company Technology Antigen Stage COVAXIN™ Inactivated SARS CoV-2 Virus, Aluminum hydroxide, TLR agonist Whole virus (Including S & N Proteins) EUA in India; pre-EUA discussions with FDA Pfizer/ BioNTech Lipoplex of SARS CoV-2 S protein mRNA S protein EUA Moderna Lipoplex of SARS CoV-2 S protein mRNA S protein EUA AstraZeneca Non-replicating infectious Adenovirus S protein EUA in India & UK Johnson & Johnson Non-replicating infectious Adenovirus S protein EUA

12©2021 Ocugen. All Rights Reserved. Technology Comparisons: Target Product Profile Characteristic mRNA Adeno- Based COVAXIN™ Acceptable Safety ✓ ✓ ✓ Neutralizing antibody response ✓ ✓ ✓+ Cellular responses against multiple viral antigens ✓ ✓ ✓+ Efficacy ✓ ✓ ✓+ Stability at 2-8oC X ✓ ✓ Multiple Viral Antigens X X ✓ “+” : B and T cell immune responses to multiple proteins, Safety and Efficacy in Phase 1 and Phase 2 studies

13©2021 Ocugen. All Rights Reserved. COVAXIN™: Safety, Efficacy, and Immunogenicity *: https://www.medrxiv.org/content/10.1101/2020.12.21.20248643v1 **: https://www.fda.gov/media/144325/download  Safety*  No vaccine-related severe or life-threatening adverse events reported to date  Mild to moderate events significantly lower than those observed in mRNA vaccines**  81% Efficacy Phase 3 Interim Analysis in India  Phase 3 clinical trial enrolled 25,800 participants including  2,433 over the age of 60  4,500 with comorbidities  Phase 1/2 enrolled 755 participants 12+ years of age  No reported vaccine-related SAEs  Immunogenicity*  High Seroconversion rates in both MNT50 and PRNT50 measured up to day 56  Induction of Th1 cell mediated immunity as measured by IFN-ƴ, IL-2, TNF-α Events Rate (%) CI Local 4.2% (1.8, 8.1) 95% Systemic 7.4% (4.1, 12.1) 95% Serious 0% Combined 10.3% (7.4, 13.8) 95%

14©2021 Ocugen. All Rights Reserved. COVAXIN™ Progress and Planned Milestones for U.S. Dev. 1H 2020 2H 2020 Start of Phase 3 by BBIL Completion of Animal Studies by BBIL Ocugen signs Definitive Agreement for COVAXIN™ in US 1H 2021 2H 2021 EUA in India Start of mass immunization Planned EUA Filing with FDA Phase 3 Interim Analysis Results COVAXIN™ Vaccination Available in US Establish COVAXIN™ Manufacturing in US  81% Efficacy in Phase-3 Interim Analysis in India  US EUA Pathway in Development (Master File Submitted)  Initial US Supply from Partner, BBIL, upon receiving EUA  Execute Tech Transfer to US Sites  Target 100M Doses/Year Starting 2021 Start of Phase 2 by BBIL Start of Phase 1 by BBIL Some publications currently under peer review. Click icon for pre-prints Published Online January 21, 2021 Planned Roll-Out Ocugen signs LOI with BBIL to License COVAXIN™ in US

15 Ocugen’s Modifier Gene Therapy Platform Breakthrough Technology Designed to Address Multiple Diseases with One Product Approach Complex Diseases Through Multiple Factors

16©2021 Ocugen. All Rights Reserved. Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications Gene Augmentation: Transfer functional version of a non-functional gene into the target cells. Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina Traditional approach that targets one individual gene mutation at a time Regulatory pathway focused on specific product for one disease Longer time to recoup development costs Cell with mutated/ nonfunctioning gene X Cell with mutated/nonfunctioning gene(s) other than modifier gene Cell with normal function GENE X GENE X GENE X GENE X GENE X GENE X Normal gene X GENE X GENE M Modifier gene M Cell Cell Cell Cell GENE M GENE X Cell Cell We can address a number of diseases using the same Modifier Gene product. Traditional Gene Therapy ONE Disease Traditional Approach vs. Ocugen’s Novel Platform Rhodopsin Mutation-Associated Retinal Disease OCU400 Broad Spectrum Therapy for RPCEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease NR2E3 Mutation-Associated Retinal Disease

17©2021 Ocugen. All Rights Reserved. Why Target Nuclear Hormone Receptor Genes (NHRs)?  Modulators of retinal development & function  Act as “master genes” in the retina  Molecular reset of key transcription factors and associated gene networks – retinal homeostasis  Gene modifier concept including impact on clinical phenotypes is well known in other disease areas, CF and SMA * Inflammation & Cell Survival Phototransduction Metabolism Photoreceptor Development Cone Cell Development NR2E3 NR1D1 RORA Key Mutations: RGR, RHO, PDE6 Key Mutations: PRP16, OTX Key Mutations: GNB3, RP78, GNAT Key Mutations: PEX7 Key Mutations: NR2E3, RP68 * References: https://pubmed.ncbi.nlm.nih.gov/28556246/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526

18©2021 Ocugen. All Rights Reserved.  Efficacy results shown in 5 unique mouse models of RP  Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab  Study demonstrates potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP  Results show evidence of vision rescue in Early & Advanced Stages of disease https://www.nature.com/articles/s41434-020-0134-z Preclinical POC Data for Nr2e3 Published in Nature Gene Therapy  Important milestone for development of therapy; demonstrated proof of principle  Protection elicited in multiple animal models of degeneration caused by different mutations  Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset Nature Gene Therapy Publication

19©2021 Ocugen. All Rights Reserved. Human Diseases: Control PDE6β associated RP Rhodopsin associated adRP Leber Congenital Amaurosis Enhanced S-cone Syndrome • P0 single subretinal injection, evaluation 3-4 months post injection • rd1 evaluated one-month post injection ONL: Outer Nuclear Layer • P21 subretinal injection, evaluation 2–3 months post injection • Restored ONL photoreceptors morphology in rd7 • ONL cell layer change in rd7 model doesn’t progress until 4-5 mos. of age  Fundus images and ONL count show how single product recuses vision in multiple mutations https://www.nature.com/articles/s41434-020-0134-z OCU400 – Rescue in Early & Advanced Stage of Disease Early Stage Rescue Advanced Stage Rescue

20©2021 Ocugen. All Rights Reserved. ERG response: P0 single subretinal injection, evaluation 3-4 months post injection Human vision is enabled by three primary modes: • Photopic vision: Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye • Mesopic vision: A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye • Scotopic vision: Monochromatic vision in very low light, which functions primarily due to rod cells in the eye https://www.nature.com/articles/s41434-020-0134-z OCU400 – Demonstrates Improved Vision Signals in Retina Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions

21©2021 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z Study Results Confirm Overexpression of Nr2e3 by subretinal AAV8-Nr2e3 Injection Is Not Detrimental to Retina – No Off-Target Effects OCU400 – Demonstrated Safety in Mouse Model

22©2021 Ocugen. All Rights Reserved. Phase 2b/3Phase 1/2a NR2E3 RHO NR2E3 RHO CEP290 Potential Approval Proposed Broad RP Indication Phase 4 Commitments OCU400 NR2E3 Mutation-Enhanced S-cone Syndrome Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Leber Congenital Amaurosis Broad Spectrum Therapy for RP 2021 - 2022 2023 - 2025 2025/26 OCU400 – Clinical and Regulatory Strategy Planned Timeline

23©2021 Ocugen. All Rights Reserved. Features OCU400 Traditional Gene Therapy Cell Therapy One product for many IRDs (including broad RP indication) Limited Technology established in the ocular disease space POC data in RP models with different genetic mutations Expected long-term outcome Potentially longer benefit due to promotion of homeostasis Potentially limited due to loss of retinal cells over time Not established Target Patient Population Large Small (specific to mutation) Variable Developmental cost Low (economies of scale) High (No economies of scale) High OCU400 – Competitive Overview Potential Competitors pursuing treatment of RP with Traditional Gene Therapy Potential Competitors pursuing treatment of RP with Cell Therapy

24©2021 Ocugen. All Rights Reserved. Dry AMD  Leads to irreversible blindness due to degeneration of the retina  ~9-10M patients in the U.S.  Currently no approved treatment for Dry AMD Contributing Factors  Aging  Genetics  Environmental Factors Normal Retina Dry AMD Oxidative Stress RORA Inflammation Lipid Peroxidation References: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/ OCU410 (AAV-RORA) – Dry Age-Related Macular Degeneration We Believe OCU410 Has the Potential to Address this Disease through its Multi-Factor Approach

25©2021 Ocugen. All Rights Reserved. Ocugen Partnership with CanSino Biologics Inc. (CanSinoBIO) CanSinoBIO to perform CMC development & manufacturing of clinical supplies for OCU400  Publicly-listed (6185.HK) with market cap of ~$7B  State-of-the-art facilities with world class team  Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing  Responsible for all associated costs (typical costs until BLA filing ~$25M-$35M)  Manufacturing at commercial scale (200L) for Phase 1/2 for product consistency CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China Market  Ocugen to receive mid to high single-digit royalties on Greater China sales  CanSinoBio to receive low to mid single-digit royalties on all other global sales Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers In Vivo June 2019 invivo.pharmaintelligence.informa.com Bloomberg: How a Chinese Firm Jumped to the Front of the Virus Vaccine Race Gene Therapy Manufacturing Partnership Helps Advance OCU400 into the Clinic with Significantly Reduced Capital and Resources

26 OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet Age-Related Macular Degeneration (Wet AMD) Novel Biologic Offering Benefits Beyond Anti-VEGF

27©2021 Ocugen. All Rights Reserved. DME  ~0.7M patients in the US* DR  ~7.7M patients in the US* Wet AMD  ~1.1M patients in the US*  OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement)  Integrin Targeting provides hope to these patients who are non-responders to current therapies  Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies  Significant global market potential ~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies OCU200 – Potential to Treat DME, DR & Wet AMD OCU200 Provides Hope to All patients with DME, DR or Wet AMD https://www.gene.com/stories/retinal-diseases-fact-sheet https://www.brightfocus.org/macular/article/age-related-macular-facts-figures (*)

28©2021 Ocugen. All Rights Reserved. Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0 Wet AMD In-Vivo Laser-Induced Mouse CNV Model * indicates p<0.05 when compared to PBS and/or tumstatin treatment † indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment Wet AMD In-Vivo Laser-Induced Rat CNV Model AvastinOCU200TumstatinPBS V e h i c le E y le a O C U 2 0 0 O C U 2 0 0 + E y le a 4 0 6 0 8 0 L e a k y C N V l e s io n s (% ) DME/DR Oxygen-Induced Retinopathy (OIR) Mouse Model Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) • Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative OCU200 –Transferrin-Tumstatin Fusion Protein OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies -50 0 50 100 150 Neovascular area (normalized) N V ( % o f c on tro l r et in a N V ) * ** **

29©2021 Ocugen. All Rights Reserved. Features OCU200 Anti-VEGF Anti-Integrin Reduces VEGF level/Fluid Selectively works on active endothelial cells (Neovascular) Activates native anti-angiogenic response Enhanced effective delivery through Transferrin Pro-apoptotic and anti-oxidative Dosing Frequency Expected once in 3 months 1-3 months 1-3 months (1) Approved (1) (1) (1) OCU200 – Distinct Mechanism of Action Potential Competitors pursuing treatment using Anti-VEGF approach Potential Competitors pursuing treatment using Anti-Integrin approach We believe OCU200 has the potential to become a disease modifying therapeutic for broader patient population

30©2021 Ocugen. All Rights Reserved. Key Inflection Points  COVAXIN™ - Vaccine candidate for the US market with potential for significant revenues this year Ophthalmology • Modifier Gene Therapy Platform has the potential for one product to treat many diseases • Novel biologic has the potential to treat anti-VEGF /corticosteroids non-responders (~50% of the patients) • Multiple near and mid-term milestones with plan to initiate four Phase 1/2 trials over next 18 months

A Bold Vision to Cure Blindness Diseases and Offer a Differentiated Vaccine to Save Lives from COVID-19 For more information, contact: IR@ocugen.com